LORD ABBETT                                     [LORD ABBETT LOGO]

                                      2002
                                      ANNUAL
                                        REPORT

LORD ABBETT
AMERICA'S VALUE
FUND

FOR THE PERIOD ENDED NOVEMBER 30, 2002

LORD ABBETT AMERICA'S VALUE FUND ANNUAL REPORT
FOR THE PERIOD ENDED NOVEMBER 30, 2002

DEAR SHAREHOLDERS: We are pleased to provide an overview of Lord Abbett America's Value Fund's strategies and performance for the period ended November 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ ROBERT S. DOW

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------
MARKET REVIEW

    Both equity and fixed-income markets were volatile during the year reflecting a host of concerns, including the strength of the U.S. economic recovery, corporate integrity issues and increasing geopolitical risks. As investor confidence in corporate accounting and governance practices diminished, corporate bonds declined along with equities; major credit agencies aggressively downgraded the credit rating of many companies, contributing to the volatility. Only the stocks and bonds of premier credit-quality companies stayed above the fray. For the most part, Treasuries were the investment vehicle of choice for risk-averse investors. Reflecting the increased demand, 10-year and 30-year Treasury yields dropped sharply over much of the year, with the yield on the benchmark 10-year note falling to a 44-year low.

    Economic data remained mixed over the period but there were occasional indicators of growth, and investor sentiment showed signs of improvement in the fourth quarter. Consumer spending was strong throughout the year, boosted in part by record refinancings in the mortgage market, which provided more discretionary funds for consumers.

    The equity market experienced two significant rallies in the final quarter of the year on the back of positive economic data and better-than-expected third-quarter earnings reports. But both rallies were set back by less favorable data indicating a more sluggish recovery than expected.

    In November, the Federal Reserve Board (the Fed) surprised the markets with a 50 basis point cut in the fed funds rate--its twelfth cut in two years. As the new year approached, investors seemed more willing to take on risk to achieve higher returns, providing a boost to the corporate bond market, particularly high yield bonds. Corporate bond issuance also increased as companies moved quickly to meet the growing demand.

Q. HOW DID THE FUND PERFORM OVER THE PERIOD ENDED NOVEMBER 30, 2002?

A. Since the Fund shares first became available to the public on December 27, 2001, Lord Abbett America's Value Fund (the "Fund") returned -5.1%(1), outperforming the S&P 500(R)(2), which returned -17.2% during the same period. Please refer to page 4 for the Average Annual Total Return.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

EQUITY PORTION

    During the Fund's fiscal year, relative performance was achieved through stock selection in the industrial sector. Fund holdings in a company that manufactures and sells electronic components for the telecommunications industry added to performance, and the recent acquisition of another industrial company is proposed to expand the manufacturers offerings in the marketplace. Stock selection in the energy sector also added to relative performance. A top holding, one that provides various products and services to energy, industrial and government customers, added value on a relative and absolute basis, as the company appreciated after news of new pipeline contracts.

    During the year, the Fund's performance was adversely affected from an underweight in the consumer staples sector, as the defensive nature of the sector provided a safe haven in a volatile equity landscape. A large overweight in the utilities sector also detracted from Fund performance.

FIXED INCOME PORTION

    In what was a very difficult environment for corporate bonds, the Fund benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield and investment grade bonds. In all sectors of the corporate market, the Fund focused on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward. Cross-over bonds--bonds of formerly investment-grade companies that are currently out of favor--contributed substantially to performance in the second half of the year as the corporate outlook improved with more positive economic and earnings reports and as the worst of the corporate accounting scandals appeared to be over. In the high-yield sector, bonds of companies in the food, healthcare, consumer products, business services and industrial sectors all contributed to performance.

    Detracting from performance for the year was the portfolio's overweighting in the wireless or cellular phone business, which was caught up, we believe often without merit, in the general angst surrounding the telecommunications industry. The credit ratings of many of these companies were downgraded over the period. By year-end, however, these below investment-grade credits were among the best-performing areas for the Fund as investors searched for higher yield.

    A volatile equity market buffeted convertible bonds for much of the year, detracting from performance. In the fourth quarter, however, as the corporate sector showed some improvement, convertibles proved profitable for the Fund.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. In anticipation of a strengthening economy, we will continue to maintain and/or increase the Fund's exposure to stocks in the basic material, consumer discretionary, industrials, technology and transportation sectors of the market. During the quarter we have positioned the portfolio away from energy companies, because we feel that oil prices are currently at high levels that will ultimately decrease. In addition, we expect the dollar to continue to weaken over time, benefiting some large multi-national companies, as their products become more competitive on a global scale.

    We do believe, however, that mid- and small-cap stocks have the potential to add incrementally to the Fund's performance, as they currently possess more attractive revenue growth rates compared to larger-cap stocks. Going forward, we will continue to remain steadfast on the disciplined investment process and philosophy that has guided our firm for over seventy years and we feel, despite market volatility, we can continue to offer attractive investment opportunities for our investors.

    We will continue to emphasize the high-yield bond and convertibles securities portion of the portfolio, where we believe the best total returns can be derived. We believe the equity-sensitive portion of the portfolio, including convertible securities, will benefit from an improved corporate earnings outlook. Our focus there will be on investment-grade, value-oriented securities with good upside potential in an improving market. In all sectors and in all markets, the Fund will focus on the bonds of companies with a history of stable cash flows, strong asset base, sound management and a catalyst for improvement going forward.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the period ended November 30, 2002.

(2) The S&P 500(R) Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund is actively managed and, as a result, asset allocation may change.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. For more complete information about this or any Lord Abbett Mutual Fund, including risks, charges and ongoing expenses, please call your Investment Professional or Lord Abbett Distributor LLC at 800-874-3733 for a Prospectus. An investor should read the Prospectus carefully before investing.

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500(R) Index assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)        THE FUND (CLASS A SHARES)
                    AT NET ASSET VALUE     AT MAXIMUM OFFERING PRICE(1)  S&P 500(R) Index(2)
Dec 27, 2001                   $10,000                           $9,425              $10,000
        1/02                    $9,900                           $9,331               $9,854
        2/02                   $10,240                           $9,651               $9,664
        3/02                   $10,739                          $10,122              $10,027
        4/02                   $10,609                           $9,999               $9,420
        5/02                   $10,609                           $9,999               $9,351
        6/02                   $10,164                           $9,579               $8,685
        7/02                    $9,380                           $8,841               $8,008
        8/02                    $9,571                           $9,020               $8,060
        9/02                    $8,817                           $8,310               $7,185
       10/02                    $8,797                           $8,291               $7,817
       11/02                    $9,490                           $8,945               $8,276

                              FISCAL YEAR-END 11/30

               AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
              SALES CHARGE FOR THE PERIOD ENDING NOVEMBER 30, 2002

                                  LIFE OF CLASS

CLASS A(3)                            -10.55%
CLASS B(4)                            -10.38%
CLASS C(5)                             -6.48%
CLASS P(6)                             -5.20%
CLASS Y(7)                             -4.83%

(1) Reflects the deduction of the maximum sales charge of 5.75%.

(2) Performance of the unmanaged Index does not reflect any fees or expenses and is not necessarily representative of the Fund's performance. Performance for the index begins on December 31, 2001.

(3) Performance is calculated from December 27, 2001, SEC effective date and date shares first became available to the public. This shows total return which is the percent change in value, after deduction of the maximum sales charge of 5.75% applicable to Class A Shares, with all distributions reinvested for the period shown ending November 30, 2002, using the SEC-required uniform method to compute such return.

(4) Performance is calculated from December 27, 2001, SEC effective date and date shares first became available to the public. Performance reflects the deduction of a CDSC of 5%.

(5) Performance is calculated from December 27, 2001, SEC effective date and date shares first became available to the public. Performance reflects the deduction of a CDSC of 1%.

(6) Performance is calculated from December 27, 2001, SEC effective date and date shares first became available to the public. Performance is at net asset value.

(7) Performance is calculated from December 27, 2001, SEC effective date and date shares first became available to the public. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                                INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                         RATE           DATE         (000)          VALUE
--------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 93.18%

CONVERTIBLE DEBT 4.86%

COMPUTERS & PERIPHERALS 0.96%
Bisys Group, Inc.                                                 4.000%      3/15/2006          $250    $   251,250
                                                                                                         -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS 1.16%
RF Micro Devices, Inc.                                            3.750%      8/15/2005           350        304,937
                                                                                                         -----------

HEALTHCARE PROVIDERS & SERVICES 0.61%
Universal Health Services, Inc.                                   0.426%      6/23/2020           250        159,375
                                                                                                         -----------

MEDIA 0.80%
Interpublic Group of Cos, Inc.                                    1.870%       6/1/2006           300        211,125
                                                                                                         -----------

PHARMACEUTICALS 0.86%
IVAX Corp.                                                        5.500%      5/15/2007           250        225,685
                                                                                                         -----------

SEMICONDUCTOR EQUIPMENT & PRODUCTS 0.47%
LSI Logic Corp.                                                   4.000%      11/1/2006           150        124,875
                                                                                                         -----------
TOTAL CONVERTIBLE DEBT (Cost $1,282,727)                                                                   1,277,247
                                                                                                         ===========

HIGH YIELD CORPORATE DEBT 17.03%

AUTOMOBILES 1.43%
ArvinMeritor, Inc.                                                8.750%       3/1/2012            75         78,138
Cummins, Inc.+                                                    9.500%      12/1/2010           100        105,500
Dana Corp.                                                       10.125%      3/15/2010            50         51,500
Ford Motor Credit Corp.                                           7.250%     10/25/2011           150        141,647
                                                                                                         -----------
TOTAL                                                                                                        376,785
                                                                                                         -----------

CHEMICALS 1.22%
FMC Corp.+                                                       10.250%      11/1/2009           100        107,000
Lyondell Chemical Co.                                             9.625%       5/1/2007           100        101,250
OM Group, Inc.                                                    9.250%     12/15/2011           100         43,000
Solutia, Inc.                                                     6.720%     10/15/2037           100         69,500
                                                                                                         -----------
TOTAL                                                                                                        320,750
                                                                                                         -----------

COMPUTERS & PERIPHERALS 0.40%
Seagate Technology, Inc.+                                         8.000%      5/15/2009           100        104,500
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               5

NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                                INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                         RATE           DATE         (000)          VALUE
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS 0.52%
American Standard Cos., Inc.                                      8.250%       6/1/2009          $125    $   135,625
                                                                                                         -----------

CONTAINERS & PACKAGING 1.19%
BWAY Corp.+                                                      10.000%     10/15/2010           100        102,750
Owens-Brockway Glass Co.                                          8.875%      2/15/2009           150        156,750
Stone Container Corp.                                             8.375%       7/1/2012            50         52,500
                                                                                                         -----------
TOTAL                                                                                                        312,000
                                                                                                         -----------

DIVERSIFIED FINANCIALS 0.34%
Gatx Financial Corp.                                              8.875%       6/1/2009           100         89,365
                                                                                                         -----------

ELECTRIC UTILITIES 0.31%
PSEG Energy Holdings, Inc.                                        8.625%      2/15/2008           100         81,095
                                                                                                         -----------

FOOD PRODUCTS 0.99%
B&G Foods, Inc.                                                   9.625%       8/1/2007           100        103,500
Corn Products Int'l., Inc.                                        8.450%      8/15/2009            50         49,484
Dean Foods Co.                                                    8.150%       8/1/2007           100        106,123
                                                                                                         -----------
TOTAL                                                                                                        259,107
                                                                                                         -----------

HEALTHCARE PROVIDERS & SERVICES 2.03%
Extendicare Health Services, Inc.+                                9.500%       7/1/2010           150        147,750
Hanger Orthopedic Group, Inc.                                    10.375%      2/15/2009            50         53,000
Healthsouth Corp.                                                10.750%      10/1/2008           100         85,000
PacifiCare Health System, Inc.                                   10.750%       6/1/2009           160        172,000
RoTech Healthcare, Inc.+                                          9.500%       4/1/2012            75         75,750
                                                                                                         -----------
TOTAL                                                                                                        533,500
                                                                                                         -----------

HOTELS, RESTAURANTS & LEISURE 0.38%
John Q Hammons Hotels, Inc.                                       8.875%      5/15/2012           100        100,750
                                                                                                         -----------

HOUSEHOLD DURABLES 0.38%
Roundy's, Inc.+                                                   8.875%      6/15/2012           100        101,000
                                                                                                         -----------

HOUSEHOLD PRODUCTS 0.23%
Sealy Mattress Co.                                                9.875%     12/15/2007            64         61,760
                                                                                                         -----------
INDUSTRIAL CONGLOMERATES 1.17%
Allied Waste North America, Inc.                                 10.000%       8/1/2009           250        253,750

                       SEE NOTES TO FINANCIAL STATEMENTS.
6

NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                                INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                         RATE           DATE         (000)          VALUE
--------------------------------------------------------------------------------------------------------------------
National Waterworks, Inc.+                                       10.500%      12/1/2012          $ 50    $    52,750
                                                                                                         -----------
TOTAL                                                                                                        306,500
                                                                                                         -----------

MEDIA 1.65%
AOL Time Warner, Inc.                                             6.125%      4/15/2006           200        201,458
Block Communications, Inc.                                        9.250%      4/15/2009           100        103,250
Quebecor Media, Inc.                                             11.125%      7/15/2011            25         23,250
RH Donnelley Fin Corp.+                                           8.875%     12/15/2010           100        105,250
                                                                                                         -----------
TOTAL                                                                                                        433,208
                                                                                                         -----------

METALS & MINING 0.12%
Oregon Steel Mills, Inc.+                                        10.000%      7/15/2009            30         31,275
                                                                                                         -----------

OFFICE ELECTRONICS 0.37%
Xerox Corp.                                                       5.500%     11/15/2003           100         97,000
                                                                                                         -----------

OIL & GAS 0.81%
Conoco Phillips                                                   7.920%      4/15/2023           160        165,881
Swift Energy Co.                                                  9.375%       5/1/2012            50         48,250
                                                                                                         -----------
TOTAL                                                                                                        214,131
                                                                                                         -----------

PAPER & FOREST PRODUCTS 2.23%
Buckeye Technologies, Inc.                                        8.000%     10/15/2010           100         82,625
Georgia-Pacific Corp.                                             8.125%      6/15/2023            50         37,093
Longview Fibre Co.                                               10.000%      1/15/2009           150        159,375
MDP Acquisitions plc+                                             9.625%      10/1/2012           150        157,125
Tembec Industries, Inc.                                           7.750%      3/15/2012           150        150,375
                                                                                                         -----------
TOTAL                                                                                                        586,593
                                                                                                         -----------

REAL ESTATE 0.29%
Ventas Realty LP/Cap Corp.                                        8.750%       5/1/2009            75         76,500
                                                                                                         -----------

TEXTILES & APPAREL 0.57%
Levi Strauss & Co.+                                              12.250%     12/15/2012           150        148,875
                                                                                                         -----------

WIRELESS TELECOMMUNICATION SERVICES 0.40%
TeleCorp PCS, Inc.                                               10.625%      7/15/2010           100        106,500
                                                                                                         -----------
TOTAL HIGH YIELD CORPORATE DEBT (Cost $4,476,096)                                                          4,476,819
                                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                               7

NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                                INTEREST       MATURITY        AMOUNT
INVESTMENTS                                                         RATE           DATE         (000)          VALUE
--------------------------------------------------------------------------------------------------------------------
MORTGAGE BACKED PASS-THROUGH AGENCIES 0.81%

GOVERNMENT AGENCY 0.81%
Federal National Mortgage Assoc. (Cost $207,450)                  7.000%       1/1/2032          $204    $   213,398
                                                                                                         ===========
CONVERTIBLE PREFERRED STOCKS 3.61%
                                                                                               SHARES
AEROSPACE & DEFENSE 0.98%
Raytheon Co.                                                      8.250%      5/15/2004         5,000        256,750
                                                                                                         -----------

COMPUTERS & PERIPHERALS 0.29%
Electronic Data Systems Corp.                                     7.625%      8/17/2004         3,500         76,300
                                                                                                         -----------

CONTAINERS & PACKAGING 0.92%
Temple-Inland, Inc.                                               7.500%      5/17/2005         5,000        242,450
                                                                                                         -----------

HEALTHCARE PROVIDERS & SERVICES 0.85%
Anthem, Inc.                                                      6.000%     11/15/2004         3,000        223,500
                                                                                                         -----------

MEDIA 0.57%
Sinclair Broadcasting Group, Inc.                                 6.000%     12/31/2049         3,900        151,203
                                                                                                         -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,113,357)                                                         950,203
                                                                                                         ===========

COMMON STOCKS 66.87%

AUTO COMPONENTS 2.00%
Dana Corp.                                                                                     26,200        353,700
Goodyear Tire & Rubber Co.                                                                     20,900        172,216
                                                                                                         -----------
TOTAL                                                                                                        525,916
                                                                                                         -----------

CHEMICALS 8.72%
Crompton Corp.                                                                                 37,600        265,456
Dow Chemical Co.                                                                               21,600        689,040
Eastman Chemical Co.                                                                           16,900        661,297
IMC Global, Inc.                                                                               20,500        267,525
Monsanto Co.                                                                                   14,900        262,091
Solutia, Inc.                                                                                  54,300        146,610
                                                                                                         -----------
TOTAL                                                                                                      2,292,019
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
8

NOVEMBER 30, 2002

INVESTMENTS                                                                                    SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING 1.98%
Ball Corp.                                                                                     10,500    $   519,540
                                                                                                         -----------

ELECTRICAL EQUIPMENT 2.46%
Hubbell, Inc.                                                                                  18,000        646,920
                                                                                                         -----------

ELECTRIC UTILITIES 6.75%
Ameren Corp.                                                                                   12,900        533,415
CMS Energy Corp.                                                                               57,400        571,130
Northeast Utilities                                                                            34,100        490,017
TECO Energy, Inc.                                                                              12,300        181,302
                                                                                                         -----------
TOTAL                                                                                                      1,775,864
                                                                                                         -----------

ENERGY EQUIPMENT & SERVICES 2.58%
Halliburton Co.                                                                                32,300        678,300
                                                                                                         -----------

FOOD & DRUG RETAILING 1.47%
Albertson's, Inc.                                                                              16,600        387,444
                                                                                                         -----------

FOOD PRODUCTS 3.14%
Archer-Daniels-Midland Co.                                                                     17,800        237,274
Kellogg Co.                                                                                    17,600        587,312
                                                                                                         -----------
TOTAL                                                                                                        824,586
                                                                                                         -----------

HOTELS, RESTAURANTS & LEISURE 0.65%
CBRL Group, Inc.                                                                                6,300        171,738
                                                                                                         -----------

HOUSEHOLD DURABLES 4.18%
Newell Rubbermaid, Inc.                                                                        16,400        520,208
Snap-on, Inc.                                                                                  19,300        577,842
                                                                                                         -----------
TOTAL                                                                                                      1,098,050
                                                                                                         -----------

INSURANCE 6.40%
PartnerRe Holdings Ltd.                                                                        11,100        561,549
Safeco Corp.                                                                                   13,600        492,184
XL Capital Ltd. Class A                                                                         7,600        628,824
                                                                                                         -----------
TOTAL                                                                                                      1,682,557
                                                                                                         -----------

LEISURE EQUIPMENT & PRODUCTS 1.08%
Foot Locker, Inc.                                                                              21,300        285,420
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2002

INVESTMENTS                                                                                    SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
MACHINERY 4.40%
CNH Global N.V.                                                                                76,400     $  282,680
Cummins, Inc.                                                                                  10,800        339,552
Timken Co.                                                                                     26,900        533,965
                                                                                                         -----------
TOTAL                                                                                                      1,156,197
                                                                                                         -----------

MULTILINE RETAIL 2.35%
J.C. Penney Co., Inc.                                                                          11,800        280,014
May Department Stores Co.                                                                      13,800        337,548
                                                                                                         -----------
TOTAL                                                                                                        617,562
                                                                                                         -----------

OIL & GAS 5.36%
ChevronTexaco Corp.                                                                             8,000        536,240
EOG Resources, Inc.                                                                             8,600        333,422
Kerr-McGee Corp.                                                                               11,900        538,475
                                                                                                         -----------
TOTAL                                                                                                      1,408,137
                                                                                                         -----------

PAPER & FOREST PRODUCTS 4.09%
Georgia-Pacific Corp.                                                                          32,300        669,579
MeadWestvaco Corp.                                                                             16,200        405,648
                                                                                                         -----------
TOTAL                                                                                                      1,075,227
                                                                                                         -----------

PHARMACEUTICALS 4.08%
Bristol-Myers Squibb Co.                                                                       21,800        577,700
Mylan Laboratories, Inc.                                                                       14,700        495,831
                                                                                                         -----------
TOTAL                                                                                                      1,073,531
                                                                                                         -----------

REAL ESTATE 1.87%
Healthcare Realty Trust, Inc.                                                                  16,000        491,360
                                                                                                         -----------

SPECIALTY RETAIL 0.59%
Office Depot, Inc.*                                                                             8,800        155,848
                                                                                                         -----------

TEXTILES & APPAREL 0.35%
Tommy Hilfiger Corp.*                                                                          11,200         91,392
                                                                                                         -----------

TRADING COMPANIES & DISTRIBUTORS 2.37%
Genuine Parts Co.                                                                              19,600        623,084
                                                                                                         -----------
TOTAL COMMON STOCKS (Cost $19,064,912)                                                                    17,580,692
                                                                                                         ===========
TOTAL LONG-TERM INVESTMENTS (Cost $26,144,542)                                                            24,498,359
                                                                                                         ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2002

                                                                                            PRINCIPAL
                                                                                               AMOUNT
INVESTMENTS                                                                                     (000)          VALUE
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 6.44%

REPURCHASE AGREEMENT 6.44%

Repurchase Agreement dated 11/29/2002, 1.27% due 12/2/2002
with State Street Bank & Trust Co. collateralized by $1,750,000 of Federal National Mortgage Assoc. zero coupon due 9/12/2003;
value $1,728,125; proceeds: $1,692,392 (Cost $1,692,213)                                       $1,692    $ 1,692,213
                                                                                                         ===========
TOTAL INVESTMENTS 99.62% (Cost $27,836,755)                                                              $26,190,572
                                                                                                         ===========

* Non-income producing security.
+ Restricted security under Rule 144A.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002

ASSETS:
   Investments in securities, at value (cost $27,836,755)                          $ 26,190,572
   Receivables:
      Interest and dividends                                                            166,492
      Investment securities sold                                                          3,039
      Capital shares sold                                                               259,811
      From Lord, Abbett & Co. LLC                                                        52,970
   Prepaid expenses and other assets                                                     10,680
-----------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                      26,683,564
-----------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
      Investment securities purchased                                                   247,871
      Capital shares reacquired                                                          19,181
      Management fee                                                                     13,472
      12b-1 distribution fees                                                             9,065
      Directors' fees                                                                        35
   Accrued expenses and other liabilities                                               104,105
-----------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                    393,729
===============================================================================================
NET ASSETS                                                                         $ 26,289,835
===============================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                    $ 27,708,680
Undistributed net investment income                                                     372,046
Accumulated net realized loss on investments                                           (144,708)
Net unrealized depreciation on investments                                           (1,646,183)
-----------------------------------------------------------------------------------------------
NET ASSETS                                                                         $ 26,289,835
===============================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                     $ 21,467,250
Class B Shares                                                                     $  2,282,623
Class C Shares                                                                     $  2,538,058
Class P Shares                                                                     $        950
Class Y Shares                                                                     $        954
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                        2,272,739
Class B Shares                                                                          242,733
Class C Shares                                                                          269,841
Class P Shares                                                                          100.518
Class Y Shares                                                                          100.699
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                            $9.45
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                          $10.03
Class B Shares-Net asset value                                                            $9.40
Class C Shares-Net asset value                                                            $9.41
Class P Shares-Net asset value                                                            $9.45
Class Y Shares-Net asset value                                                            $9.47
===============================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.
12

STATEMENT OF OPERATIONS
For the Period December 19, 2001* to November 30, 2002

INVESTMENT INCOME:
Interest                                                                           $    292,170
Dividends                                                                               332,718
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                 624,888
-----------------------------------------------------------------------------------------------
EXPENSES:
Management fee                                                                          100,908
12b-1 distribution plan-Class A                                                          42,760
12b-1 distribution plan-Class B                                                          11,927
12b-1 distribution plan-Class C                                                          13,342
12b-1 distribution plan-Class P                                                               4
Shareholder servicing fees                                                               25,603
Reports to shareholders                                                                  49,085
Registration                                                                              5,337
Fund accounting                                                                          28,508
Custody                                                                                  13,714
Professional                                                                              4,986
Directors' fees                                                                              59
Pricing                                                                                   1,373
Offering                                                                                 45,758
Other                                                                                       927
-----------------------------------------------------------------------------------------------
Gross expenses                                                                          344,291
   Expenses assumed by Lord, Abbett & Co. LLC                                          (139,709)
   Expense reductions                                                                      (441)
-----------------------------------------------------------------------------------------------
NET EXPENSES                                                                            204,141
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   420,747
-----------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss on investments                                                       (144,633)
Net unrealized depreciation on investments                                           (1,646,183)
===============================================================================================
NET REALIZED AND UNREALIZED LOSS                                                     (1,790,816)
===============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $ (1,370,069)
===============================================================================================

* Commencement of investment operations; SEC effective date and date shares first became available to the public is December 27, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                                                             DECEMBER 19, 2001*
INCREASE IN NET ASSETS                                                     TO NOVEMBER 30, 2002
OPERATIONS:
Net investment income                                                              $    420,747
Net realized loss on investments                                                       (144,633)
Net unrealized depreciation on investments                                           (1,646,183)
-----------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 (1,370,069)
===============================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Class A                                                                                 (82,380)
Class B                                                                                  (8,158)
Class C                                                                                  (9,286)
Class P                                                                                      (4)
Class Y                                                                                      (6)
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                     (99,834)
===============================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                    31,808,444
Reinvestment of distributions                                                            90,894
Cost of shares reacquired                                                            (6,139,600)
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                           25,759,738
===============================================================================================
NET INCREASE IN NET ASSETS                                                           24,289,835
===============================================================================================
NET ASSETS
Beginning of period                                                                   2,000,000
-----------------------------------------------------------------------------------------------
END OF PERIOD                                                                      $ 26,289,835
===============================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                                $    372,046
===============================================================================================

* Commencement of investment operations; SEC effective date and date shares first became available to the public is December 27, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
14

FINANCIAL HIGHLIGHTS

                                          CLASS A SHARES     CLASS B SHARES   CLASS C SHARES    CLASS P SHARES      CLASS Y SHARES
                                          --------------     --------------   --------------    --------------      --------------
                                           12/19/2001(a)      12/19/2001(a)    12/19/2001(a)     12/19/2001(a)       12/19/2001(a)
                                                TO                 TO               TO                TO                  TO
                                            11/30/2002         11/30/2002       11/30/2002        11/30/2002          11/30/2002
PER SHARE OPERATING PERFORMANCE
NET ASSET VALUE,
BEGINNING OF PERIOD                           $10.00             $10.00           $10.00             $10.00             $10.00
   Unrealized appreciation
      on investments                             .01                .01              .01                .01                .01
                                          --------------     --------------   --------------    --------------      --------------
NET ASSET VALUE ON
   SEC EFFECTIVE DATE                         $10.01             $10.01           $10.01             $10.01             $10.01
                                          ==============     ==============   ==============    ==============      ==============
Investment operations
   Net investment income                         .29(b)             .24(b)           .24(b)             .28(b)             .32(b)
   Net realized and
      unrealized loss                           (.80)              (.81)            (.79)              (.80)              (.80)
                                          --------------     --------------   --------------    --------------      --------------
      Total from investment
      operations                                (.51)              (.57)            (.55)              (.52)              (.48)
                                          --------------     --------------   --------------    --------------      --------------
Distributions to shareholders
   from net investment income                   (.05)              (.04)            (.05)              (.04)              (.06)
                                          --------------     --------------   --------------    --------------      --------------
NET ASSET VALUE, END OF PERIOD                $ 9.45             $ 9.40           $ 9.41             $ 9.45             $ 9.47
                                          ==============     ==============   ==============    ==============      ==============
Total Return(c)(e)                               .10%(d)            .10%(d)          .10%(d)            .10%(d)            .10%(d)
Total Return(c)(f)                             (5.10)%(d)         (5.69)%(d)       (5.54)%(d)         (5.20)%(d)         (4.83)%(d)
RATIOS TO AVERAGE NET ASSETS
   Expenses, including expense
      reductions                                1.29%(d)           1.85%(d)         1.85%(d)           1.35%(d)            .93%(d)
   Expenses, excluding expense
      reductions                                2.25%(d)           2.81%(d)         2.81%(d)           2.31%(d)           1.89%(d)
   Net investment income                        2.99%(d)           2.43%(d)         2.43%(d)           2.93%(d)           3.35%(d)

                                           12/19/2001(a)      12/19/2001(a)    12/19/2001(a)     12/19/2001(a)       12/19/2001(a)
                                                TO                 TO               TO                TO                  TO
SUPPLEMENTAL DATA:                          11/30/2002         11/30/2002       11/30/2002        11/30/2002          11/30/2002
-----------------------------------------------------------------------------------------------------------------------------------
   Net assets, end of period                 $21,467             $2,283           $2,538                 $1                 $1
   Portfolio turnover rate                     33.71%             33.71%           33.71%             33.71%             33.71%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is December 27, 2001.

(b)  Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all dividends.

(d)  Not annualized.

(e)  Total return for the period 12/19/2001 through 12/26/2001.

(f)  Total return for the period 12/27/2001 through 11/30/2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds--Lord Abbett America's Value Fund (the "Fund"). The Fund commenced investment operations and was capitalized with a $2,000,000 investment from Lord, Abbett & Co. LLC ("Lord Abbett") on December 19, 2001. The Securities and Exchange Commission declared the registration of the Fund effective on December 27, 2001. Shares became available to the public on December 27, 2001. The Fund's investment objective is to seek current income and capital appreciation.

The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of an original purchase of Class B shares.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on national or foreign securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices on such exchanges or, in the case of bonds, in the over-the-counter market if, in the judgment of the Company's officers, that market more accurately reflects the market value of the bonds. Securities traded only in the over-the-counter market are valued at the mean between the latest bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) REPURCHASE AGREEMENT-The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them.

(g) OFFERING COSTS-Lord Abbett incurred offering costs on behalf of the Fund which will be reimbursed by the Fund by the full amount thereof. Such expenses were deferred and are being amortized on the straight-line method over a period of approximately 1 year or less from the commencement of operations.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE

The Company has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on average daily net assets at an annual rate of .75%.

For the period ended November 30, 2002, Lord Abbett voluntarily limited the Fund's other expenses (excluding management fee and 12b-1 distribution fees) to 0.26% of average daily net assets.

12b-1 DISTRIBUTION PLANS

The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                           CLASS A        CLASS B       CLASS C       CLASS P
--------------------------------------------------------------------------------
Service                        .25%            .25%       up to .25%       .20%
Distribution                   .10%(1)(2)      .75%       up to .75%       .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, the Fund pays an incremental marketing expense of approximately .03% of average daily net assets of Class A.

Class Y does not have a Plan.

Effective January 1, 2003, the incremental marketing expense of approximately 0.03% of average daily net assets attributable to Class A shares will be terminated under the Plan. Also effective

January 1, 2003, Lord Abbett will begin providing certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. This will result in Lord Abbett paying Fund Accounting expenses that were previously charged to the Funds.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Fund after concessions were paid to authorized dealers for the period ended November 30, 2002:

DISTRIBUTOR           DEALERS
COMMISSIONS       CONCESSIONS
-----------------------------
$72,390              $391,239

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 12, 2002 a net investment income distribution of $416,712 was declared for the Fund. The distribution was paid on December 13, 2002 to shareholders of record December 12, 2002.

The tax character of distributions paid during the period ended November 30, 2002 is as follows:

------------------------------------------------------------------
Distributions paid from:
   Ordinary income                                         $99,834
   Net long-term capital gains                                   -
------------------------------------------------------------------
Total distributions paid                                   $99,834
------------------------------------------------------------------

As of November 30, 2002, the components of accumulated earnings (losses) on a tax basis are as follows:

------------------------------------------------------------------
Undistributed ordinary income - net                    $  372,081
Undistributed long-term capital gains                            -
------------------------------------------------------------------
Total undistributed earnings                           $   372,081
Capital loss carryforwards                                (108,012)
Temporary differences                                       (6,871)
Unrealized gains losses - net                           (1,676,043)
------------------------------------------------------------------
Total accumulated losses - net                         $(1,418,845)
------------------------------------------------------------------
Capital loss carryforward year of expiration                  2010
------------------------------------------------------------------

Capital losses incurred after October 31 ("post-October losses"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $6,836 during fiscal 2002.

As of November 30, 2002, the Fund's aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes are as follows:

------------------------------------------------------------------
Tax Cost                                               $27,866,615
------------------------------------------------------------------
Gross unrealized gain                                      747,329
Gross unrealized loss                                   (2,423,372)
------------------------------------------------------------------
Net unrealized security loss                           $(1,676,043)
------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the fiscal period ended November 30, 2002 have been reclassified among the components of net assets based on their tax basis as follows:

UNDISTRIBUTED                     ACCUMULATED
NET INVESTMENT                   NET REALIZED     LOSS PAID-IN CAPITAL
INCOME INCREASE       ON INVESTMENTS DECREASE                 DECREASE
----------------------------------------------------------------------
$51,133                                  ($75)                ($51,058)

5.   PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the period ended November 30, 2002 are as follows:

PURCHASES              SALES
----------------------------
$30,747,486       $4,472,095

6.   DIRECTORS' REMUNERATION

The Company's Director and officers who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

Effective December 13, 2002, the Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of 0.09%.

9.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Fund's custodian and accounting agent. Effective January 17, 2002, SSB began performing accounting and record keeping functions relating to portfiolio transactions and calculating the Fund's net asset values.

10.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with High yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

11.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.

                                                         PERIOD ENDED
                                                   NOVEMBER 30, 2002*
---------------------------------------------------------------------
CLASS A SHARES                                SHARES           AMOUNT
---------------------------------------------------------------------
Shares sold                                2,550,856      $25,027,828
Reinvestment of distributions                  7,860           79,548
Shares reacquired                           (485,577)      (4,561,723)
---------------------------------------------------------------------
Increase                                   2,073,139      $20,545,653
---------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------------
Shares sold                                  302,701      $ 3,010,750
Reinvestment of distributions                    551            5,566
Shares reacquired                            (60,619)        (579,658)
---------------------------------------------------------------------
Increase                                     242,633      $ 2,436,658
---------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------
Shares Sold                                  380,215      $ 3,769,866
Reinvestment of distributions                    571            5,770
Shares reacquired                           (111,045)        (998,219)
---------------------------------------------------------------------
Increase                                     269,741      $ 2,777,417
---------------------------------------------------------------------

CLASS P SHARES
---------------------------------------------------------------------
Reinvestment of distributions                  0.418      $      4.23
---------------------------------------------------------------------
Increase                                       0.418      $      4.23
---------------------------------------------------------------------

CLASS Y SHARES
---------------------------------------------------------------------
Reinvestment of distributions                  0.599      $      6.07
---------------------------------------------------------------------
Increase                                       0.599      $      6.07
---------------------------------------------------------------------

* For the period December 27, 2001 (SEC effective date and date shares first became available to the public) to November 30, 2002.

--------------------------------------------------------------------------------
THE COMPANY (UNAUDITED)

66.40% of the net investment income distributions paid by the Fund qualifies for the dividends received deduction for corporations.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT AMERICA'S VALUE FUND

We have audited the accompanying statement of assets and liabilities of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund (the "Fund"), including the schedule of investments, as of November 30, 2002, and the related statements of operations and changes in net assets, and the financial highlights for the period December 19, 2001 (commencement of operations) to November 30, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund as of November 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the period December 19, 2001 to November 30, 2002 in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

NEW YORK, NEW YORK
JANUARY 27, 2003

SHAREHOLDER MEETING RESULTS

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 75,558,186.863 total outstanding shares. Shareholders of the Company considered the following proposal and the results of their voting were as follows:

To elect the Company's Board Members

                                     FOR                     AGAINST
--------------------------------------------------------------------------------
Robert S. Dow                   60,088,263.291             412,556.391
E. Thayer Bigelow               60,092,721.501             408,098.181
William H. T. Bush              60,088,824.562             411,995.120
Robert B. Calhoun, Jr.          60,095,771.347             405,048.335
Stewart S. Dixon                60,068,840.593             431,979.089
Franklin W. Hobbs               60,099,045.923             401,773.759
C. Alan MacDonald               60,075,878.770             424,940.912
Thomas J. Neff                  60,089,820.750             410,998.932
James F. Orr, III               60,098,703.664             402,116.018

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 42 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND             LENGTH OF SERVICE       PRINCIPAL OCCUPATION               OTHER
DATE OF BIRTH                   WITH COMPANY          DURING PAST FIVE YEARS         DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
ROBERT S. DOW                 Director and           Managing Partner and Chief     N/A
Lord, Abbett & Co. LLC        Chairman since         Investment Officer of
90 Hudson Street              1996.                  Lord Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

                            ----------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                                     CURRENT POSITION
NAME, ADDRESS AND                    LENGTH OF SERVICE        PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                          WITH COMPANY          DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                    Director since 1996.    Managing General Partner,           Currently serves as
Bigelow Media, LLC                                           Bigelow Media, LLC (since           director of Crane Co.
909 Third Ave., 5th Floor                                    2000); Senior Adviser, Time         and Huttig Building
New York, NY                                                 Warner Inc. (1998 - 2000);          Products Inc.
Date of Birth: 10/22/1941                                    Acting Chief Executive
                                                             Officer of Courtroom
                                                             Television Network (1997 -
                                                             1998); President and Chief
                                                             Executive Officer of Time
                                                             Warner Cable Programming,
                                                             Inc. (1991 - 1997).

WILLIAM H.T. BUSH                    Director since 1998.    Co-founder and Chairman of          Currently serves as
Bush-O'Donnell & Co., Inc.                                   the Board of the financial          director of Wellpoint
101 South Hanley Road                                        advisory firm of                    Health Network, Inc., DT
Suite 1025                                                   Bush-O'Donnell & Company            Industries Inc., and
St. Louis, MO                                                (since 1986).                       Engineered Support Systems,
Date of Birth: 7/14/1938                                                                         Inc.

ROBERT B. CALHOUN, JR.               Director since 1998.    Managing Director of                Currently serves as
Monitor Clipper Partners                                     Monitor Clipper Partners            director of Avondale, Inc.,
Two Canal Park                                               (since 1997) and President          Avondale Mills, Inc.,
Cambridge, MA                                                of Clipper Asset Management         IGI/Earth Color, Inc.,
Date of Birth: 10/25/1942                                    Corp. (since 1991), both            Integrated Graphics, Inc.,
                                                             private equity investment           and Interstate Bakeries
                                                             funds.                              Corp.

STEWART S. DIXON                     Director since 1996.    Partner in the law firm of          N/A
Wildman, Harrold, Allen & Dixon      Retired as of           Wildman, Harrold, Allen &
225 W. Wacker Drive, Suite 2800      12/31/2002.             Dixon (since 1967).
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                    Director since 2001.    Chief Executive Officer of          Currently serves as
Houlihan Lokey Howard & Zukin                                Houlihan Lokey Howard &             director of Adolph Coors
685 Third Ave.                                               Zukin, an investment bank,          Company.
New York, NY                                                 (January 2002 to present);
Date of Birth: 7/30/1947                                     Chairman of Warburg Dillon
                                                             Read (1999 - 2000); Global
                                                             Head of Corporate Finance
                                                             of SBC Warburg Dillon Read
                                                             (1997 - 1999); Chief
                                                             Executive Officer of Dillon,
                                                             Read & Co. (1994 - 1997).

                                     CURRENT POSITION
NAME, ADDRESS AND                    LENGTH OF SERVICE        PRINCIPAL OCCUPATION                      OTHER
DATE OF BIRTH                          WITH COMPANY          DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------------------------------
C. ALAN MACDONALD                    Director since 1996.    Retired -- General Business         Currently serves as
415 Round Hill Road                                          and Governance Consulting           director of Fountainhead
Greenwich, CT                                                (since 1992); formerly              Water Company, Careside,
Date of Birth: 5/19/1933                                     President and CEO of Nestle         Inc., Lincoln Snacks, J.B.
                                                             Foods.                              Williams Co., Inc.
                                                                                                 (personal care products)
                                                                                                 and Seix Fund, Inc.*

THOMAS J. NEFF                       Director since 1992.    Chairman of Spencer Stuart          Currently serves as
Spencer Stuart                                               an executive search                 director of Ace, Ltd.
277 Park Avenue                                              consulting firm (since              and Exult, Inc.
New York, NY                                                 1996); President of Spencer
Date of Birth: 10/2/1937                                     Stuart (1979-1996).


JAMES F. ORR, III                    Director since 2002.    President and CEO of                Currently serves as
80 Pinckney Street                                           LandingPoint Capital (since         Chairman of Rockefeller
Boston, MA                                                   2002); Chairman and CEO of          Foundation, Director of
Date of Birth: 3/5/1943                                      United Asset Management             Nashua Corp. and SteelPoint
                                                             Corporation (2000 to 2001);         Technologies.
                                                             Chairman and CEO of UNUM
                                                             Provident Corporation
                                                             (1999 - merger); Chairman
                                                             and CEO of UNUM Corporation
                                                             (1988-1999).

------------------
*Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

   NAME AND                     CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH COMPANY          OF CURRENT POSITION    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                   Chief Executive         Elected in 1996        Managing Partner and Chief
(3/8/1945)                      Officer and President                          Investment Officer of Lord Abbett
                                                                               since 1996.

ROBERT P. FETCH                 Executive Vice          Elected in 1997        Partner and Small-Cap Value Senior
(2/18/1953)                     President                                      Investment Manager, joined Lord
                                                                               Abbett in 1995.

KEVIN P. FERGUSON               Executive Vice          Elected in 2001        Partner and Mid Cap Growth
(10/3/64)                       President                                      Investment Manager, joined Lord
                                                                               Abbett in 1999, formerly Portfolio
                                                                               Manager/Senior Vice President at
                                                                               Lynch & Mayer, Inc.

ROBERT G. MORRIS                Executive Vice          Elected in 1996        Partner and Director of Equity
(11/6/1944)                     President                                      Investments, joined Lord Abbett in
                                                                               1991.

ELI M. SALZMANN                 Executive Vice          Elected in 1999        Partner and Director of
(3/24/1964)                     President                                      Institutional Equity Investments,
                                                                               joined Lord Abbett in 1997.

CHRISTOPHER J. TOWLE            Executive Vice          Elected in 2001        Partner and Investment Manager,
(10/12/1957)                    President                                      joined Lord Abbett in 1987.

EDWARD K. VON DER LINDE         Executive Vice          Elected in in 2001     Partner and Investment Manager,
(6/12/1960)                     President                                      joined Lord Abbett in 1988.

PAUL A. HILSTAD                 Vice President and      Elected in 1995        Partner and General Counsel, joined
(12/13/1942)                    Secretary                                      Lord Abbett in 1995.

JOAN A. BINSTOCK                Chief Financial         Elected in 1999        Partner and Chief Operations
(3/4/1954)                      Officer and Vice                               Officer, joined Lord Abbett in
                                President                                      1999, prior thereto Chief Operating
                                                                               Officer of Morgan Grenfell.

TRACIE E. AHERN                 Vice President and      Elected in 1999        Partner and Director of Portfolio
(1/12/1968)                     Treasurer                                      Accounting and Operations, joined
                                                                               Lord Abbett in 1999, formerly Vice
                                                                               President - Head of Fund
                                                                               Administration of Morgan Grenfell
                                                                               from 1998 to 1999, prior thereto
                                                                               Vice President of Bankers Trust.

   NAME AND                     CURRENT POSITION         LENGTH OF SERVICE      PRINCIPAL OCCUPATION
(DATE OF BIRTH)                   WITH COMPANY          OF CURRENT POSITION    DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------
DANIEL E. CARPER                Vice President          Elected in 1993        Partner, joined Lord Abbett in 1979.
(1/22/1952)

SHOLOM DINKSY                   Executive Vice          Elected in 2002        Partner and Large Cap Value
(3/24/1944)                     President                                      Investment Manager, joined Lord
                                                                               Abbett in 2000, formerly Managing
                                                                               Director of Prudential Asset
                                                                               Management, prior thereto Director
                                                                               of Equity Research and Senior Vice
                                                                               President at Mitchell Hutchins
                                                                               Asset Management.

TIM HURLBURT                    Vice President          Elected in 2002        Senior Research Analyst on the Mid
(1/28/1961)                                                                    Cap Growth Team, joined Lord Abbett
                                                                               in 2001, prior thereto Equities
                                                                               Analyst with Wisconsin Investment
                                                                               Board.

LAWRENCE H. KAPLAN              Vice President and      Elected in 1997        Partner and Deputy General Counsel,
(1/16/1957)                     Assistant Secretary                            joined Lord Abbett in 1997.

A. EDWARD OBERHAUS, III         Vice President          Elected in 1996        Partner and Manager of Equity
(12/21/1959)                                                                   Trading, joined Lord Abbett in 1983.

CHRISTINA T. SIMMONS            Vice President and      Elected in 2000        Assistant General Counsel, joined
(11/12/1957)                    Assistant Secretary                            Lord Abbett in 1999, formerly
                                                                               Assistant General Counsel of
                                                                               Prudential Investments from 1998 to
                                                                               1999, prior thereto Counsel of
                                                                               Drinker, Biddle & Reath LLP, a law
                                                                               firm from 1985 to 1998.

FRANCIE W. TAI                  Assistant Treasurer     Elected in 2000        Director of Fund Administration,
(6/11/1965)                                                                    joined Lord Abbett in 2000, prior
                                                                               thereto Manager of Goldman Sachs.

Please call 1-888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces the Fund's expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219100, Kansas City, MO 64121.

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[LORD ABBETT LOGO(R)]

      This report when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current Fund Prospectus.

  Lord Abbett Mutual Fund shares are distributed by:
             LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973

                         LORD ABBETT RESEARCH FUND, INC.
                           LORD ABBETT AMERICA'S VALUE FUND

                                                                    LAAMF-2-1102
                                                                          (1/03)